Financial instruments and risk management (Details 8) R$ in Thousands	12 Months Ended
	Dec. 31, 2023 BRL (R$)	Dec. 31, 2022 BRL (R$)	Dec. 31, 2021 BRL (R$)
Financial Instruments And Risk Management
Total loans and derivatives (Notes 21 and 37)	R$ 3,203,248	R$ 4,461,574
Leases - Liabilities (Note 17)	12,256,775	12,831,865
Leases - Assets (Note 17)	(236,341)	(238,646)
Less: Cash and cash equivalents (note 4)	(3,077,931)	(2,548,713)
FIC (note 5)	(1,958,490)	(2,203,564)
Net debt	10,187,261	12,302,516
EBITDA (i) (last 12 months)	R$ 11,834,327	R$ 9,987,091
Leverage ratio	0.86	1.23
Reconciliation of net income to EBITDA:
Net income	R$ 2,837,422	R$ 1,670,755	R$ 2,957,174
Finance income (cost), net	1,533,265	1,439,008
Income tax and social contribution	346,611	50,153
Depreciation and amortization	7,117,029	6,827,175
LAJIDA (EBITDA) (i)	R$ 11,834,327	R$ 9,987,091